May 1, 2012

GKM Growth Fund
(a series of The GKM Funds)

Supplement to the Prospectus and Statement of Additional
Information (“SAI”) Each Dated December 1, 2011

Effective April 30, 2012, Jed M. Cohen and Timothy J. Wahl resigned their positions as Senior Managing Director and Managing Director, respectively, of First Western Investment Management, Inc. (the “Adviser”) and are no longer co-portfolio managers of GKM Growth Fund (the “Fund”).  As a result of their resignation, the Board of Trustees of The GKM Funds (the “Trust”) called a Special Meeting of the Board to discuss its options.  The Board considered the high quality portfolio management services provided to the Fund by Messrs. Cohen and Wahl over the life of the Fund.  The Board also discussed that the Adviser has had no experience managing the Fund’s investments other than through Messrs. Cohen and Wahl.  The Board concluded, in order to protect the best interests of shareholders and the Fund, to terminate the Management Agreement between the Trust and the Adviser.  Pursuant to the terms of the Management Agreement, the Adviser will continue to be paid for a period of 60 days following the date of this supplement.  During this 60 day period, the assets of the Fund will be managed by the President of the Trust and ex co-portfolio manager, Timothy J. Wahl.  Mr. Wahl will not be paid for his services to the Fund during this period.  In addition, the Board of Trustees is beginning the process of seeking a replacement investment adviser to manage the Fund’s assets on a permanent basis.

Accordingly, the disclosure in the section Management of the Fund on pages 19-20 of the Prospectus is removed in its entirety, excluding the biographical information about Mr. Wahl.  In addition, the disclosure in the section The Investment Adviser on pages 8-10 of the SAI should be read with the understanding that the Adviser is no longer managing the assets of the Fund and that Mr. Wahl is managing the Fund’s assets in his capacity as President of the Trust.